SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

VIGNETTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25375	74-2769415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 South MoPac Expressway, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 741-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2006, Vignette Corporation (the “Company”) held a conference call and live webcast regarding its fourth quarter and fiscal year 2005 financial results at 4:38 p.m. EST. A copy of the transcript for the conference call and webcast is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In the transcript furnished herewith in Exhibit 99.1, the Company provides preliminary financial results for the fourth quarter and year end that do not take into consideration certain one-time charges that are unusual in nature and unlikely to impact results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, results for ongoing operations in a more meaningful and consistent manner while also highlighting more meaningful trends in the results of operations. Additionally, the Company provides guidance for the first quarter of 2006 and discusses the resignation of Thomas Hogan as the Company’s president and chief executive officer.

It should be noted that in the conference call and webcast the comments may include forward-looking statements that involve risks and uncertainties concerning the Company, including the Company’s expected performance for the first quarter 2006. Actual events or results may differ materially from those described in the conference call and webcast due to a number of risks and uncertainties. These risks and uncertainties include, among others, the Company’s ability to attract and retain existing and/or new customers; the Company’s ability to issue new products or releases of solutions that meet customers’ needs or achieve acceptance by the Company’s customers; changes to current accounting policies which may have a significant, adverse impact upon the Company’s financial results; the introduction of new products by competitors or the entry of new competitors on the Company’s products; the Company’s ability to preserve its key strategic relationships; the Company’s ability to hire and retain key employees; and economic and political conditions in the US and abroad. All of these factors may result in significant fluctuations in the Company’s quarterly operating results and/or its ability to sustain or increase its profitability. More about potential factors that could affect the Company’s business and financial results is included in the Company’s Form 10-K for the year ended December 31, 2004, which is on file with SEC and available at the SEC’s website at www.sec.gov. The Company is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document.

Item 9.01.	Exhibits

(c) Exhibits.

Number	Description

99.1	Vignette Corporation copy of transcript for conference call and webcast held January 26, 2006 at 4:38 p.m. EST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

Date: January 30, 2006	By:	/s/ Charles Sansbury
Charles Sansbury Chief Financial Officer